UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14a

PROXY STATEMENT

Pursuant to Section 14(A) of The Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOPE BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.envisionreports.com/HOPE or scan the QR code — login details are located in the shaded bar below. Hope Bancorp, Inc. 2024 Annual Meeting Stockholders Notice Important Notice Regarding the Availability of Proxy Materials for the HOPE BANCORP, INC. Annual Meeting of Stockholders (“Annual Meeting”) to be Held on Thursday, May 23, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Proxy Statement and 2023 Annual Report on Form 10-K are available at: www.envisionreports.com/HOPE Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/HOPE. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 9, 2024, to facilitate timely delivery. 2NOT

HOPE BANCORP, Inc. Annual Meeting Notice The Annual Meeting will be held on Thursday, May 23, 2024, virtually via the Internet at meetnow.global/HOPE2024 at 10:30 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors of Hope Bancorp, Inc. recommends a vote “FOR” all director nominees identified in Proposal 1, “FOR” Proposals 2, 3, 4, 5, 6, 7 and 9 and for “1 YEAR” on Proposal 8. 1. Election of the following Director Nominees to serve as members of the Hope Bancorp, Inc. (“Company”) Board of Directors until the Company’s next annual meeting of stockholders and until their successors are elected and qualified: 01 - Kevin S. Kim 02 - Scott Yoon-Suk Whang 03 - Steven S. Koh 04 - Donald D. Byun 05 - Jinho Doo 06 - Daisy Y. Ha 07 - Joon Kyung Kim 08 - William J. Lewis 09 - David P. Malone 10 - Lisa K. Pai 11 - Dale S. Zuehls 12 - Rachel H. Lee 2. Ratification of appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. 3. Approval of an amendment to the Company’s amended and restated certificate of incorporation (“Certificate of Incorporation”) to increase the authorized shares of common stock from 150,000,000 to 300,000,000. 4. Approval of an amendment to the Company’s Certificate of Incorporation to indemnify employees and agents of the Company. 5. Approval of an amendment to the Company’s Certificate of Incorporation to include an officer exculpation provision (as permitted by amendments to Delaware law). 6. Approval of an amendment to the Company’s Certificate of Incorporation to add a forum selection provision. 7. Approval of the Company’s 2024 Equity Incentive Plan. 8. Approval, on an advisory and non-binding basis, on how often an advisory vote to approve executive compensation should be held in the future. 9. Approval, on an advisory and non-binding basis, to approve the 2023 compensation paid to the Company’s “Named Executive Officers”. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. - Internet – Go to www.envisionreports.com/HOPE. Click Cast Your Vote or Request Materials. - Phone – Call us free of charge at 1-866-641-4276. - Email – Send an email to investorvote@computershare.com with “Proxy Materials HOPE BANCORP” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 9, 2024.